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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 10, 2002




                              SkillSoft Corporation
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               (Exact name of registrant as specified in charter)



Delaware                           000-28823                    02-0496115
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 (State or other juris-           (Commission                 (IRS Employer
diction of incorporation)         File Number)             Identification No.)



20 Industrial Park Drive, Nashua, New Hampshire                     03062
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (603) 324-3000



                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.
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     On June 10, 2002, SkillSoft Corporation (the "Company") entered into an
Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, SmartForce Public Limited Company, a public limited liability company organized under the laws of the Republic of Ireland ("SmartForce"), and Slate Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of SmartForce (the "Merger Sub"). Pursuant to the Merger Agreement, the Merger Sub will be merged with and into the Company with the Company continuing as the surviving corporation and a wholly-owned subsidiary of SmartForce (the "Merger"). As a result of the Merger, each issued and outstanding share of Common Stock, par value $0.001 per share, of the Company (the "Company Common Stock") will be automatically converted into the right to receive 2.3674 (the "Exchange Ratio") validly issued, fully paid and nonassessable American Depository Shares of SmartForce ("SmartForce ADSs"). In addition, SmartForce will assume all options to purchase shares of the Company Common Stock outstanding as of the effective time of the Merger under the Company's existing stock option plans, excluding the Company's employee stock purchase plans, and each such option to purchase shares of the Company Common Stock will be or will later become exercisable for SmartForce ADSs rather than shares of the Company Common Stock, in a number adjusted to reflect the Exchange Ratio, and at an exercise price adjusted to reflect the Exchange Ratio. The consummation of the Merger is subject to the approval of the stockholders of each of the Company and SmartForce, receipt of necessary approvals under United States and applicable foreign antitrust laws, effectiveness of the Registration Statement of SmartForce on Form S-4 as declared by the United States Securities and Exchange Commission and other customary closing conditions. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. A copy of the Merger Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

Exhibit No.    Description
-----------    -----------

    2.1 Agreement and Plan of Merger, dated as of June 10, 2002, by and among SkillSoft Corporation, Slate Acquisition Corp. and SmartForce Public Limited Company. (1)



(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 13, 2002                  SKILLSOFT CORPORATION
                                     (Registrant)



                                     By: /s/ Charles E. Moran
                                         ---------------------------------------
                                         Charles E. Moran
                                         President and Chief Executive Officer


                                       -3-

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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

   2.1 Agreement and Plan of Merger, dated as of June 10, 2002, by and among SkillSoft Corporation, Slate Acquisition Corp. and SmartForce Public Limited Company.(1)



______________

(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

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